Exhibit 99.1

PeerStream Partners with CryptoOracle Health, led by Dr. Alex Cahana, to
Deliver Blockchain Technology Solutions to the Healthcare Industry

Healthcare is Key Vertical for PeerStream Business Solutions IT Professional Services Offering

NEW YORK, NY, December 18, 2018 -- PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB:PEER), a global internet solutions provider driving adoption of emerging blockchain technologies, today announced that it has partnered with CryptoOracle Health, which offers start-ups, enterprises and governments strategic insight on leveraging Distributed Ledger Technology (“DLT”), also known as blockchain technology, to enhance business processes in healthcare. Pursuant to the terms of a Joint Sales and Marketing Agreement, PeerStream and CryptoOracle Health will jointly provide co-marketing, co-selling and co-execution services in order to target potential healthcare-industry clients looking to integrate blockchain technology into their existing business.

CryptoOracle Health is led by Dr. Alex Cahana, who brings over 25 years of experience in clinical medicine. In his role at CryptoOracle Health Dr. Cahana advises national and international private and public companies, start-ups and healthcare organizations on blockchain technology, digiceutical integration and healthcare redesign. He works with state and federal agencies on healthcare policies and is a “Subject Matter Expert” for the Department of Defense, the Veterans Health Administration, and the NFL Players Association. Earlier in his career Dr. Cahana served as Professor and Chief of the Division of Pain Medicine at the University of Washington. He is currently an Affiliate Professor in Science, Technology and Health Studies, and has published over one hundred articles. Dr. Cahana is also a decorated Officer of the Israeli Defense Forces and has received multiple awards including the American Pain Society Center of Excellence and Joint Commission on Accreditation of Healthcare Organizations (JCAHO) Best Practice.

“We believe that blockchain technology will have a dramatic positive impact on the healthcare sector, and that the multitude potential blockchain applications for healthcare, combined with growing industry adoption, presents an attractive market opportunity for PeerStream’s Business Solutions group,” said Alex Harrington, Chief Executive Officer of PeerStream. “In addition, we believe that CryptoOracle Health is the right partner for us, as we share the same vision with that of Dr. Cahana. We look forward to working together to improve healthcare ecosystems around the world.”

Dr. Cahana commented, “PeerStream’s history of technological expertise and early adoption of blockchain solutions makes them an attractive partner for CryptoOracle Health. We believe that blockchain technology will become an integral part of the healthcare ecosystem including in healthcare supply chains, clinical trials, provider directory management, patient records and insurance coverage, preauthorization and claims adjudication. Together, I believe that we are a winning team and I look forward to a successful collaboration.”

About CryptoOracle Health

With our academic alliance and through community building, CryptoOracle Health offers start-ups, enterprises and governments strategic foresight when using DLT. CryptoOracle Health provides guidance on how to integrate blockchain-based solutions in the clinical workflow and how to design decentralized economic incentives for users.

Because Healthcare is fragmented, data-siloed and friction-full, CryptoOracle Health believes that blockchain-based applications will solve identity, data interoperability and security problems, will connect providers, and will encourage patients to transform from passive health service consumers to engaged health investors.

About PeerStream, Inc. (OTCQB: PEER)

PeerStream is a global internet solutions provider pioneering the real-world adoption of emerging blockchain technologies by developing software, services and applications for corporate clients and consumers. The Company’s Business Solutions group is able to provide advisory and implementation services to enterprise clients to help them meet strategic objectives using blockchain technology. PeerStream also will be supporting clients’ transition to blockchain through license of proprietary software such as PeerStream Protocol (“PSP”), a protocol for decentralized multimedia communications and live video streaming currently in development. For nearly twenty years, the Company has built and continues to operate innovative consumer apps, including Paltalk, one of the largest live video social communities, and Backchannel, a blockchain-based secure video messaging app expected to launch in private beta form in late 2018. PeerStream has a long history of technology innovation and holds 26 patents.

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Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively market and generate revenue from our new business solutions unit; our ability to generate and maintain active subscribers and to maintain engagement with our user base; development and acceptance of blockchain technologies and the continuing growth of the blockchain industry; the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency; our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PSP; our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt, equity or initial coin offerings; our ability to develop, establish and maintain strong brands; the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements; our ability to effectively consummate one or more strategic alternatives with respect to our non-core properties; our reliance on our executive officers; and our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.